                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant | |

Check the appropriate box:

|X| Preliminary Proxy Statement
| | Confidential, for Use of the Commission Only (as permitted by
    Rule 14a6(e)(2))
| | Definitive Proxy Statement
| | Definitive Additional Materials
| | Soliciting Material Pursuant to Section 240.14a12

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.
| |   Fee computed on table below per Exchange Act Rules 14a6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

| |  Fee paid previously with preliminary materials.

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

                            SCHEDULE 14A INFORMATION


                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant | |

Check the appropriate box:

|X| Preliminary Proxy Statement
| | Confidential, for Use of the Commission Only (as permitted by
    Rule 14a6(e)(2))
| | Definitive Proxy Statement
| | Definitive Additional Materials
| | Soliciting Material Pursuant to Section 240.14a12

                            THE INDONESIA FUND, INC.


--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
| |  Fee computed on table below per Exchange Act Rules 14a6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

| |  Fee paid previously with preliminary materials.

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
                            THE INDONESIA FUND, INC.
                              466 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017

                             YOUR VOTE IS IMPORTANT

DEAR SHAREHOLDER:

    The governing Board of Directors (the "Board") of each fund listed above (each, a "Fund" and together, the "Funds") has recently reviewed and unanimously endorsed a proposal to retain Credit Suisse Asset Management (Australia) Limited ("CSAM Australia"), the Australian affiliate of Credit Suisse Asset Management, LLC ("CSAM"), the Funds' investment adviser, as sub-investment adviser to the Funds. We are pleased to invite you to attend a Special Meeting of Shareholders of The Emerging Markets Telecommunications Fund, Inc. (the "Special Meeting") and an Annual Meeting of Shareholders of The Indonesia Fund, Inc. (the "Annual Meeting" and together with the Special Meeting, the "Meetings") to consider the approval of a sub-investment advisory agreement with CSAM Australia. Shareholders of The Indonesia Fund, Inc. will consider this matter along with the election of two directors at its Annual Meeting.

    Each Fund's Board and CSAM believes that the retention of CSAM Australia is in the best interest of shareholders. The governing Board of each Fund has determined that retention of CSAM Australia will enable each Fund to capitalize on that firm's investment expertise. SINCE THE SUB-ADVISORY FEES FOR CSAM AUSTRALIA WILL BE PAID BY CSAM, THE PROPOSAL WILL NOT RESULT IN ANY INCREASE OF THE FEES OR EXPENSES OTHERWISE INCURRED BY SHAREHOLDERS.

    The costs associated with The Emerging Markets Telecommunications Fund, Inc.'s Special Meeting are being paid for by CSAM and its affiliates and not by the Fund or its shareholders. The costs associated with the solicitation of proxies for The Indonesia Fund's Annual Meeting are being shared equally by the Fund and CSAM.

    THE BOARD MEMBERS OF YOUR FUND BELIEVE THAT THE PROPOSALS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT ARE IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR THE PROPOSALS.

    Detailed information about the proposals may be found in the attached Proxy Statement. You are entitled to vote at the Meetings and any adjournments thereof if you owned shares of the Fund at the close of business on May 24, 2002.

                                        Respectfully,

                                        /s/ Michael A. Pignataro
                                                  MICHAEL A. PIGNATARO
                                                       SECRETARY

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
                              466 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
                              -------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 JULY 26, 2002
                               -----------------

                            THE INDONESIA FUND, INC.
                              466 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
                              -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 JULY 26, 2002
                               -----------------

DEAR SHAREHOLDERS:

    NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of The Emerging Markets Telecommunications Fund, Inc. and the Annual Meeting of Shareholders of The Indonesia Fund, Inc. (each, a "Fund" and collectively, the "Funds") will be held on Friday, July 26, 2002, at the offices of the Funds, 466 Lexington Avenue, 16th Floor, New York, New York 10017, commencing at the following times

The Emerging Markets Telecommunications Fund, Inc.              3:00 p.m.
The Indonesia Fund, Inc.                                        3:30 p.m.

    The meetings are being held to consider and act upon the following proposals for each Fund as described in the accompanying joint Proxy Statement and such other matters as may properly come before the meetings or any adjournments thereof:

    PROPOSAL 1: To approve a Sub-Investment Advisory Agreement among each Fund, Credit Suisse Asset Management, LLC ("CSAM") and Credit Suisse Asset Management (Australia) Limited ("CSAM Australia").

    PROPOSAL 2 (FOR THE INDONESIA FUND, INC. ONLY): To elect two directors to hold office for the term indicated and until his successor shall have been elected and qualified.

THE BOARD OF DIRECTORS OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSAL OR PROPOSALS BEING PRESENTED TO THE SHAREHOLDERS OF THAT FUND.

    Holders of record shares of each Fund at the close of business on May 24, 2002 are entitled to notice of, and to vote at, that Fund's Meeting and at any adjournments thereof.

                                        By Order of the Boards of Directors,

                                        /s/ Michael A. Pignataro
                                                  MICHAEL A. PIGNATARO
                                                       SECRETARY

WHETHER OR NOT YOU PLAN TO ATTEND A MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETINGS. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

June 10, 2002
New York, New York

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
                              466 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
                              -------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JULY 26, 2002
                               -----------------

                            THE INDONESIA FUND, INC.
                              466 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
                              -------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JULY 26, 2002
                               -----------------

                             JOINT PROXY STATEMENT
                                 --------------

    This combined Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board"), of each of the funds listed above for use at the Special Meeting of Shareholders of The Emerging Markets Telecommunications Fund, Inc. (the "Special Meeting") and at the Annual Meeting of Shareholders (the "Annual Meeting" and together with the Special Meeting, the "Meetings") of The Indonesia Fund, Inc. (each a "Fund" and together, the "Funds") at 466 Lexington Avenue, 16th Floor, New York, New York 10017, on July 26, 2002, and at any and all adjournments thereof. The Special Meeting will commence at 3:00 p.m. and the Annual Meeting will commence at 3:30 p.m.

    A Notice of Meetings and a proxy card ("Proxy") accompany this Proxy Statement. This Proxy Statement, Notice of Meetings and the proxy cards are first being mailed to shareholders on or about June 10, 2002, or as soon as practicable thereafter.

    All properly executed Proxies received prior to a Meeting will be voted at that Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by Proxies will be voted "FOR" all the proposals. Any shareholder giving a Proxy has the power to revoke it by mail (addressed to the Secretary of the relevant Fund, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017) or in person at the relevant Meeting by executing a superseding Proxy or by submitting a notice of revocation.

    A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the relevant Fund entitled to vote at that Meeting. In the event that a quorum is not present at a Meeting, the holders of a majority of the shares present in person or by proxy will have the power to adjourn that Meeting, without notice other than an announcement at that Meeting, until the requisite number of shares entitled to vote at such Meeting is present. In the event that a quorum is present at a Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of that Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of the concerned Fund's shares represented at that Meeting in person or by proxy and the persons named as proxies will vote those Proxies that they are entitled to vote "FOR" or "AGAINST" any such proposal in their discretion. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals in the joint Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

    For purposes of determining the presence of a quorum for transacting business at a Meeting, abstentions and broker "non-votes" (that is, Proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Broker non-votes are Proxies received from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter been given. Accordingly, shareholders are urged to forward their voting instructions promptly.

    Approval of Proposal 1 for a Fund will require the affirmative vote of a majority of the outstanding voting securities of the Fund ("Majority Vote"). "Majority Vote" for purposes of this joint Proxy Statement, and under the Investment Company Act of 1940, as amended (the "1940 Act"), means the lesser of
(i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares of a concerned Fund are represented or (ii) more than 50% of the outstanding shares of a Fund. Approval of Proposal 2 by shareholders of The Indonesia Fund, Inc. (the "Indonesia Fund") will require the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy. EACH FUND WILL CONSIDER THE APPROVAL OF PROPOSAL 1 SET FORTH HEREIN SEPARATELY, AND THE APPROVAL OR DISAPPROVAL BY ONE FUND ON PROPOSAL 1 WILL NOT AFFECT THE APPROVAL OR DISAPPROVAL BY THE OTHER FUND ON PROPOSAL 1. ONLY THE INDONESIA FUND WILL CONSIDER THE APPROVAL OF PROPOSAL 2.

    Abstentions and broker non-votes will have the effect of votes "against" Proposal 1 for purposes of tabulating votes necessary for Proposal 1's approval. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on Proposal 2.

    Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote. As of May 24, 2002 (the "Record Date"), the Funds had the following number of outstanding shares:

                                                                  NUMBER OF
FUND                                                          OUTSTANDING SHARES
----                                                          ------------------
The Emerging Markets Telecommunications Fund, Inc...........      10,781,436
The Indonesia Fund, Inc.....................................       8,266,202

    The persons who owned more than 5% of any Fund's outstanding shares as of the Record Date, to the knowledge of the Funds, are set forth in APPENDIX A hereto.

    In order that your shares may be represented at the Meetings, we request that you:

    --indicate your instructions on the Proxy;
    --date and sign the Proxy;
    --mail the Proxy promptly in the enclosed envelope;
    --allow sufficient time for the Proxy to be received and processed on or before July 26, 2002.

                                   PROPOSAL 1
                 APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT

INTRODUCTION

    The shareholders of each Fund will be asked at the Meetings to approve a Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") among each Fund, Credit Suisse Asset Management, LLC ("CSAM") and CSAM's Australian affiliate, Credit Suisse Asset Management (Australia) Limited ("CSAM Australia" or the "Subadviser"). The Sub-Advisory Agreement was unanimously approved by the Board of each Fund, including all of the Directors (the "Directors") who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such parties (the "Non-Interested Directors") at meetings held on May 13, 2002.

    At the meetings, CSAM, as investment adviser to each Fund, recommended to the Boards that each Fund retain CSAM Australia as sub-investment adviser and that pursuant to the proposed Sub-Advisory Agreement, CSAM (and not any Fund) pay CSAM Australia a sub-advisory fee in such amount as may be agreed upon from time to time by CSAM and the Subadviser. Thus, the retention of CSAM Australia will not increase the fees or expenses otherwise incurred by a Fund or its shareholders. Under the proposed Sub-Advisory Agreement, CSAM will monitor the activities and performance of CSAM Australia.

    The Sub-Advisory Agreement for each Fund as approved by each Board is now being submitted for approval by the shareholders of each Fund. If it is approved by a Majority Vote of the outstanding shares of a Fund, it will continue in effect for an initial two-year term, and will continue from year to year thereafter, subject to approval annually by the Board or by a Majority Vote of the outstanding shares of the Fund, and also, in either event, approval by a majority of the Non-Interested Directors at a meeting called for the purpose of voting on such approval. If the shareholders of a Fund should fail to approve the Sub-Advisory Agreement, the Board of that Fund will consider appropriate action with respect to such non-approval of the Sub-Advisory Agreement.

    A form of the Sub-Advisory Agreement to be used for each Fund is attached hereto as APPENDIX B.

    CSAM's principal office is located at 466 Lexington Avenue, New York, New York 10017, and CSAM Australia's principal office is located at Level 32 Gateway, 1 Macquarie Place, Sydney 2001.

    AS DESCRIBED ABOVE, THE SUB-ADVISORY FEE PAYABLE TO CSAM AUSTRALIA PURSUANT TO THE SUB-ADVISORY AGREEMENT WILL BE PAID BY CSAM AND, ACCORDINGLY, THE RETENTION OF CSAM AUSTRALIA WILL NOT INCREASE THE FEES OR EXPENSES OTHERWISE INCURRED BY A FUND OR ITS SHAREHOLDERS.

    EACH FUND WILL CONSIDER THE APPROVAL OF PROPOSAL 1 SEPARATELY, AND THE APPROVAL OR DISAPPROVAL BY ONE FUND OF PROPOSAL 1 WILL NOT AFFECT THE APPROVAL OR DISAPPROVAL BY THE OTHER FUND OF PROPOSAL 1.

BOARD EVALUATION AND RECOMMENDATION

    In determining whether it was appropriate to approve the Sub-Advisory Agreement for CSAM Australia and to recommend approval to shareholders, the Board of each Fund, including the Non-Interested Directors, considered various matters and materials provided by CSAM and CSAM Australia. With regard to The Emerging Markets Telecommunications Fund, Inc. (the "Telecommunications Fund"), the Board considered, primarily, the benefits to the Fund of retaining CSAM Australia given the increased complexity of the emerging securities markets, and specifically that retention of CSAM Australia could expand the universe of companies and countries from which investment opportunities can be sought, supplement the Fund's access to information about investments and enhance the Fund's ability to obtain best price and execution on trades in international markets. With regard to the Indonesia Fund, the Board considered, primarily, the greater geographic proximity of CSAM Australia to Indonesia and the relatively greater access that CSAM Australia may have to information about Indonesian companies and the economy of Indonesia. That Board also considered the benefit the Indonesia Fund may derive from CSAM Australia's ability to obtain best price and execution on trades on the Indonesia market due to its familiarity with the market. The Boards also carefully considered the particular expertise of CSAM Australia in managing the types of investments which each Fund makes, including their personnel and research capabilities. The Boards also evaluated the extent of the proposed services to be offered by CSAM Australia. In addition, the Boards took into account the lack of any anticipated adverse impact to a Fund as a result of the Sub-Advisory Agreement, particularly that THE COMPENSATION PAID TO CSAM AUSTRALIA WILL BE PAYABLE BY CSAM AND, ACCORDINGLY, THAT THE RETENTION OF CSAM AUSTRALIA WILL NOT INCREASE THE FEES OR EXPENSES OTHERWISE INCURRED BY A FUND OR ITS SHAREHOLDERS.

BACKGROUND INFORMATION REGARDING THE FUNDS

    The Telecommunications Fund invests primarily in equity securities of telecommunications companies in emerging countries. In addition, the Telecommunications Fund may invest in equity or debt securities of corporate or government issuers in developed countries, and in certain short-term and medium-term debt instruments.

    The Indonesia Fund invests primarily in Indonesian equity securities consisting predominantly of common stock, preferred stock and convertible securities and warrants. The Indonesia Fund may also invest in Indonesian debt securities.

    Currently, Bear Stearns Funds Management Inc. ("Bear Stearns"), serves as the administrator to each of the Funds. Bear Stearns has its principal executive office at 383 Madison Avenue, 23rd Floor, New York, New York 10179. Brown Brothers Harriman & Co. ("Brown Brothers") serves as custodian for assets for each of the Funds. Brown Brothers principal business address is 40 Water Street, Boston, Massachusetts 02109. THESE SERVICE AGREEMENTS WILL NOT BE AFFECTED BY THE PROPOSED SUB-ADVISORY AGREEMENT.

DESCRIPTION OF CURRENT INVESTMENT ADVISORY AGREEMENT

    CSAM, a professional investment counseling firm, serves as each Fund's investment adviser and is the institutional and mutual fund asset management arm of Credit Suisse First Boston, and a wholly owned subsidiary of Credit Suisse Group ("Credit Suisse"). Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland. CSAM is a diversified investment adviser managing global and domestic equity and fixed income portfolios for retail investors as well as institutional clients such as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and charitable institutions. Together with its predecessor firms, CSAM has been engaged in the investment advisory business for over 60 years. As of December 31, 2001, Credit Suisse Asset Management companies managed approximately $78 billion in the U.S. and $303 billion globally. Credit Suisse Asset Management has offices in 14 countries, including CSAM and CSAM Australia; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission.

    Pursuant to the Investment Advisory Agreements with CSAM related to each of the Funds (the "Advisory Agreements"), subject to the supervision and direction of each Board, CSAM is responsible for managing each Fund in accordance with the Fund's stated investment objective and policies. CSAM is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of a Fund's assets. In addition to expenses that CSAM may incur in performing its services under the Advisory Agreements, CSAM pays the compensation, fees and related expenses of all Directors who are affiliated persons of CSAM or any of its subsidiaries and, if the Sub-Advisory Agreement is approved by the shareholders of a Fund, will pay the sub-advisory fee to CSAM Australia as described more fully below. Each Fund pays all other expenses incurred in its operations, including general administrative expenses.

    Shown below is the date of each Advisory Agreement, the date each Advisory Agreement was last submitted to a vote of the shareholders and the purpose of such submission.

                          DATE OF ADVISORY    DATE LAST APPROVED BY   PURPOSE OF LAST SUBMISSION
CREDIT SUISSE FUND           AGREEMENT            SHAREHOLDERS              TO SHAREHOLDERS
------------------       ------------------   ---------------------   ---------------------------
Telecommunications Fund  November 3, 2000     October 10, 2000        in connection with change
                                                                      in fee structure to base
                                                                      fee on lower of net asset
                                                                      value or market value

Indonesia Fund           December 21, 1990    September 28, 1990      to satisfy an undertaking
                                                                      to present the Agreement
                                                                      for shareholder approval
                                                                      following the Fund's
                                                                      initial public offering

    As compensation for its services to the Telecommunications Fund, CSAM receives compensation at an annual rate of 1.25% of the first $100 million of the Telecommunications Fund's "Average Weekly Base Amount," 1.125% of the next $100 million and 1.00% of amounts above $200 million. "Average Weekly Base Amount" is the average of the lesser of (i) market value of the Telecommunications Fund's outstanding shares and (ii) the Telecommunications Fund's net assets, in each case determined as of the last trading day for each week during that quarter. For the fiscal year ended November 30, 2001, CSAM received $1,219,093 in total compensation (after waivers and reimbursements) from the Telecommunications Fund. CSAM is entitled to rights of indemnification and the advancement of expenses, including reasonable attorneys' fees, from the Telecommunications Fund in connection with any litigation or on claims brought against CSAM arising out of its services as investment adviser to the Telecommunications Fund provided certain conditions set forth in the Advisory Agreement are satisfied.

    As compensation for its services to the Indonesia Fund, CSAM receives compensation at an annual rate of 1.00% of the Indonesia Fund's average weekly net assets. For the fiscal year ended December 31, 2001, CSAM received $106,131 in total compensation from the Indonesia Fund.

    REGARDLESS OF WHETHER THE SUB-ADVISORY AGREEMENT IS APPROVED, CSAM WILL CONTINUE TO SERVE AS INVESTMENT ADVISER TO THE FUNDS PURSUANT TO THE ADVISORY AGREEMENTS AND BEAR STEARNS WILL CONTINUE TO PROVIDE ADMINISTRATIVE SERVICES TO THE FUNDS.

DESCRIPTION OF PROPOSED SUB-ADVISORY AGREEMENT

    Subject to the supervision of CSAM, each Sub-Advisory Agreement requires CSAM Australia, in the exercise of its best judgment, to provide investment advisory assistance and portfolio management advice to a Fund in accordance with the Articles of Incorporation applicable to the Fund, as may be amended from time to time, and the Fund's Registration Statement, as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board.

    In connection with the Sub-Advisory Agreement, CSAM Australia will, subject to the supervision and direction of CSAM:

    (1) manage that portion of the relevant Fund's assets designated by CSAM from time to time (the "Assets") or furnish recommendations to manage the Assets in accordance with the Fund's investment objective and policies;

    (2) make investment decisions or recommendations with respect to the Assets;

    (3) if requested by CSAM place purchase and sale orders for securities on behalf of the Fund with respect to the Assets;

    (4) exercise voting rights with respect to the Assets if requested by CSAM; and

    (5) furnish CSAM and the Fund's Board with such periodic and special reports as the Fund or CSAM may reasonably request.

    CSAM Australia may provide different services or differing levels of service to each Fund. In fact, while it is contemplated that its role for the Telecommunications Fund will be limited, at least initially to providing investment recommendations to CSAM, it is contemplated that CSAM Australia will be solely responsible for the day-to-day management of all of the Indonesia Fund's assets, subject to CSAM's supervision.

    In connection with the performance of services under a Sub-Advisory Agreement, CSAM Australia may contract at its own expense with third parties for the acquisition of research, clerical services and other administrative services that would not require such parties to be required to register as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); provided that CSAM Australia remains liable for the performance of the third party's duties.

    The services of CSAM Australia under the proposed Sub-Advisory Agreement are not exclusive. CSAM Australia has the right to provide similar services to other investment companies or to engage in other activities, provided that those activities do not adversely affect its ability to perform its services under the Sub-Advisory Agreement.

    Each Sub-Advisory Agreement will terminate automatically in the event of its assignment. In addition, it may be terminated by CSAM or CSAM Australia upon 60 days' written notice to the other parties; or with respect to a Fund, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Fund, upon 60 days' written notice to CSAM or CSAM Australia.

    In consideration of the services rendered pursuant to the Sub-Advisory Agreement for the Telecommunications Fund and other CSAM advised funds other than the Indonesia Fund, CSAM will pay CSAM Australia an aggregate fee of $480,000 per annum (the "Total Fee"). The Total Fee will be an aggregate fee paid for services rendered with respect to all Credit Suisse Funds, other than the Indonesia Fund, for which

CSAM Australia has been appointed as sub-adviser and which CSAM and CSAM Australia agree will be governed by this fee schedule. The Total Fee may be amended from time to time upon the mutual agreement of the parties upon notice to shareholders. A quarter of the Total Fee is payable in U.S. dollars in arrears on the last day of each calendar quarter. The fee for the first period during which the Sub-Advisory Agreement for the Telecommunications Fund is in effect will be pro-rated for the portion of the calendar quarter that the Sub-Advisory Agreement is in effect. The Sub-Advisory Agreement for the Telecommunications Fund contains indemnity and advancement of expenses provisions in favor of CSAM Australia comparable to provisions in favor of CSAM set forth in the Advisory Agreement between the Telecommunications Fund and CSAM.

    With respect to the Indonesia Fund, CSAM will pay CSAM Australia, in consideration of its services as sub-adviser, a quarterly fee equal to 100% of the net quarterly amount received by CSAM as the Fund's investment adviser. Such fee will be payable in U.S. dollars in arrears on the last day of each calendar quarter. The fee for the first period during which the Sub-Advisory Agreement for the Indonesia Fund is in effect will be pro-rated for the portion of the calendar quarter that the Sub-Advisory Agreement is in effect.

    CSAM PAYS CSAM AUSTRALIA THE SUB-ADVISORY FEE. CSAM AUSTRALIA DOES NOT HAVE A RIGHT TO OBTAIN COMPENSATION DIRECTLY FROM A FUND FOR SERVICES PROVIDED UNDER THE SUB-ADVISORY AGREEMENT AND MUST LOOK SOLELY TO CSAM FOR PAYMENT OF FEES DUE.

INFORMATION ABOUT CSAM AUSTRALIA

    CSAM Australia was registered as a company under the Laws of Victoria, Australia on September 15, 1989. CSAM Australia is licensed as a securities dealer and operator of managed investment schemes under the Australian Corporations Act of 2001 and is an investment adviser registered under the Advisers Act. The registered office of CSAM Australia is Level 32 Gateway,
1 Macquarie Place, Sydney 2001. CSAM Australia is a diversified asset manager, specializing in equity, fixed income and balanced portfolio management for a range of clients including superannuation funds, Government agencies and large companies as well as private individuals. CSAM Australia has been in the funds management business for over 12 years and currently manages over AUD
$22 billion (US $11 billion)in assets.

    CSAM Australia is a wholly owned subsidiary of Credit Suisse First Boston. Credit Suisse First Boston is a wholly owned subsidiary of Credit Suisse, the indirect parent company of the Funds' investment adviser, CSAM. Credit Suisse First Boston is located at Uetlibergstrasse 231, Uetlihof 1 CH-8045 Zurich, Switzerland. Credit Suisse is located at Paradeplatz 8, 8001 Zurich, Switzerland.

    CSAM Australia is governed by a Board of Directors, with the day-to-day affairs of the company managed by an Executive Committee. The names and principal occupations of the directors and officers of

CSAM Australia are set forth below. Each of the persons listed may be contacted c/o Credit Suisse Asset Management Limited, Level 32 Gateway, 1 Macquarie Place, Sydney, NSW 2000, Australia.

                        CURRENT POSITION WITH CSAM                OTHER CURRENT PRINCIPAL
NAME                            AUSTRALIA                               OCCUPATIONS
----                  ------------------------------      ----------------------------------------
Andrew McKinnon       CEO and Director                    N.A.

Bronwyn Matheson      Director and Company Secretary      N.A.

William Gates         Director                            N.A.

Joseph Gallagher      Director                            Global CFO and Member of Executive Board
                                                          of Credit Suisse Asset Management

Jeffrey Peek          Director                            Global CEO and Member of Executive Board
                                                          of Credit Suisse Asset Management

    THE BOARD OF DIRECTORS OF EACH FUND, INCLUDING THE NON-INTERESTED DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1.

                                   PROPOSAL 2
                      (FOR THE INDONESIA FUND, INC. ONLY)

    The second proposal to be submitted at the Meeting by the Indonesia Fund will be the election of two (2) Directors of the Indonesia Fund to hold office for the term set forth below and until their respective successors are elected and qualified.

    The Board of the Indonesia Fund is divided into three classes, each class having a term of no more than three years. Each year the term of office of one class expires and the successor or successors elected to such class will serve for a three-year term.

    Lawrence J. Fox and Laurence R. Smith, Directors of the Indonesia Fund whose current terms expire on the date of this Meeting, have been nominated for a three-year term to expire at the 2005 Annual Meeting of Shareholders.

    The nominees have indicated an intention to continue to serve if elected and have consented to being named in this Proxy Statement.

    The following table sets forth certain information regarding the nominees for election to the Board of the Indonesia Fund, Directors whose terms of office continue beyond the Meeting, and the officers of the Indonesia Fund.

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                            POSITION(S)           TERM OF                                     FUND                OTHER
                             HELD WITH          OFFICE AND       PRINCIPAL OCCUPATION(S)     COMPLEX          DIRECTORSHIPS
                             INDONESIA           LENGTH OF             DURING PAST         OVERSEEN BY           HELD BY
NAME, ADDRESS, AND AGE         FUND             TIME SERVED              5 YEARS            DIRECTOR             DIRECTOR
----------------------    ---------------   -------------------  -----------------------  -------------   ----------------------
NON-INTERESTED DIRECTORS:
-----------------------------------------

Enrique R. Arzac          Director          Since 2000; current  Professor of Finance            8        Director of The Adams
  c/o CSAM                                  term ends at the     and Economics, Graduate                  Express Company (a
  466 Lexington Avenue                      2003 annual          School of Business,                      closed-end investment
  New York, NY 10017                        meeting.             Columbia University                      company); Director of
  Age: 60                                                        (1971-present).                          Petroleum and
                                                                                                          Resources Corporation
                                                                                                          (a closed-end
                                                                                                          investment company).

Richard H. Francis        Director          Since 1990; current  Currently retired;             55                  --
  c/o CSAM                                  term ends at the     Executive Vice
  466 Lexington Avenue                      2004 annual          President and Chief
  New York, NY 10017                        meeting.             Financial Officer of
  Age: 70                                                        Pan Am Corporation and
                                                                 Pan American World
                                                                 Airways, Inc.
                                                                 (1988-1991).

Lawrence J. Fox           Director          Since 2000; current  Partner, Drinker                3        Director, Winthrop
  One Logan Square                          term ends at the     Biddle & Reath (law                      Trust Company.
  18th & Cherry Streets                     2002 annual          firm) (1976-present);
  Philadelphia, PA 19103                    meeting.             Managing Partner
  Age: 58                                                        Drinker Biddle & Reath
                                                                 (1992-1998).

INTERESTED DIRECTORS:
-----------------------------------------

William W. Priest, Jr.*   Director          Since 1990; current  Senior Partner of              61                  --
  12 East 49th Street,                      term ends at 2004    Steinberg Priest &
  New York, NY 10017                        annual meeting.      Sloane Capital
  Age: 60                                                        Management
                                                                 (3/01-present);
                                                                 Chairman and Managing
                                                                 Director of CSAM
                                                                 (5/00-2/01); Chief
                                                                 Executive Officer and
                                                                 Managing Director of
                                                                 CSAM (11/89-5/00).

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                            POSITION(S)           TERM OF                                     FUND                OTHER
                             HELD WITH          OFFICE AND       PRINCIPAL OCCUPATION(S)     COMPLEX          DIRECTORSHIPS
                             INDONESIA           LENGTH OF             DURING PAST         OVERSEEN BY           HELD BY
NAME, ADDRESS, AND AGE         FUND             TIME SERVED              5 YEARS            DIRECTOR             DIRECTOR
----------------------    ---------------   -------------------  -----------------------  -------------   ----------------------
Laurence R. Smith*        Chairman of the   Since May 2002;      Global Chief Investment         3                  --
  c/o CSAM                Board and         current term ends    Officer and Managing
  466 Lexington Avenue    Director          at 2002 annual       Director of CSAM
  New York, NY 10017                        meeting.             (1999-present);
  Age:                                                           Managing Director of
                                                                 J.P. Morgan Investment
                                                                 Management (- 1999)

                            POSITION(S)                    TERM OF
                             HELD WITH                   OFFICE AND                        PRINCIPAL OCCUPATION(S)
                             INDONESIA                    LENGTH OF                              DURING PAST
OFFICERS                       FUND                      TIME SERVED                               5 YEARS
--------                  ---------------   -------------------------------------  ----------------------------------------

Hal Liebes                Senior Vice       Since 1997; current term ends August   Managing Director and General Counsel of
  c/o CSAM                President         2002.                                  CSAM (12/99-present); Director and
  466 Lexington Avenue                                                             General Counsel of CSAM (3/97-12/99);
  New York, NY 10017                                                               executive officer of other CSAM-advised
  Age: 37                                                                          investment companies.

Richard W. Watt           President and     Since 2002; current term ends August   Managing Director of CSAM
  c/o CSAM                Chief             2002.                                  (7/96-present).
  466 Lexington Avenue    Investment
  New York, NY 10017      Officer
  Age: 43

Michael A. Pignataro      Chief Financial   Since 1990; current term ends August   Director of CSAM (1/01-present); Vice
  c/o CSAM                Officer and       2002.                                  President of CSAM (12/95-12/00);
  466 Lexington Avenue    Secretary                                                executive officer of other CSAM-advised
  New York, NY 10017                                                               investment companies.
  Age: 42

Rocco A. Del Guercio      Vice President    Since 1997; current term ends August   Vice President of CSAM (1/01-present);
  c/o CSAM                                  2002.                                  Assistant Vice President of CSAM
  466 Lexington Avenue                                                             (1/99-12/00); Administrative Officer of
  New York, NY 10017                                                               CSAM (6/96-12/98); executive officer of
  Age: 38                                                                          other CSAM-advised investment companies.

Robert M. Rizza           Treasurer         Since 1999; current term ends August   Assistant Vice President of CSAM
  c/o CSAM                                  2002.                                  (1/01-present); Administrative Officer
  466 Lexington Avenue                                                             of CSAM (3/98-12/00); Assistant
  New York, NY 10017                                                               Treasurer Bankers Trust Co. (4/94-3/98);
  Age: 36                                                                          executive officer of other CSAM-advised
                                                                                   investment companies.

--------------------
* Mr. William W. Priest, Jr. is an interested person of the Fund by virtue of his former position as an officer of CSAM and Mr. Laurence R. Smith by virtue of his current position as an officer of CSAM.

    Set forth in the table below is the dollar range of equity securities in the Indonesia Fund and the aggregate dollar range of equity securities in the CSAM Family of Closed-End Investment Companies (as defined below) beneficially owned by each Director.

                                                                             AGGREGATE DOLLAR RANGE OF EQUITY
                                                                            SECURITIES IN ALL FUNDS OVERSEEN BY
                                                                                DIRECTOR IN CSAM FAMILY OF
                                        DOLLAR RANGE OF EQUITY SECURITIES          CLOSED-END INVESTMENT
NAME OF DIRECTOR                          IN THE INDONESIA FUND*(1)(2)               COMPANIES*(1)(3)
----------------                        ---------------------------------   -----------------------------------
Enrique R. Arzac......................                  B                                     E
Richard H. Francis....................                  B                                     B
Lawrence J. Fox.......................                  B                                     E
William W. Priest, Jr.................                  A                                     A
Laurence R. Smith.....................                  A                                     A

--------------

*   Key to Dollar Ranges:

A. None

B.  $1 -- $10,000

C.  $10,001 -- $50,000

D. $50,001 -- $100,000

E.  over $100,000

(1) This information has been furnished by each director as of December 31, 2001. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934 (the "1934 Act").

(2) The Indonesia Fund's directors and officers, in the aggregate, own less than 1% of the Indonesia Fund's outstanding equity securities.

(3) "CSAM Family of Closed-End Investment Companies" means those registered investment companies that share CSAM as the investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

    As of December 31, 2001, none of the Non-Interested Directors, including the non-interested nominee for election to the Board of the Indonesia Fund, or their immediate family members owned beneficially or of record any class of securities in CSAM or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with CSAM.

    During the fiscal year ended December 31, 2001, each Director of the Indonesia Fund who was not a director, officer, partner, co-partner or employee of CSAM, Bear Stearns or any affiliate thereof, received an annual fee of $5,000 and $500 for each meeting of the Board of the Indonesia Fund attended by him and was reimbursed for expenses incurred in connection with his attendance at the Indonesia Fund's Board meetings. The total remuneration paid or accrued by the Indonesia Fund during the fiscal year ended December 31, 2001 to all such Non-Interested Directors was $25,500.

    During the fiscal year ended December 31, 2001, the Board of the Indonesia Fund convened 8 times. Each Director attended at least seventy-five percent of the aggregate number of meetings of the Board of the Indonesia Fund and any committees on which he served during the period for which he was a Director.

    Messrs. Arzac, Francis and Fox constitute the Indonesia Fund's Audit Committee, which is composed of Directors who are not interested persons of the Indonesia Fund and who are independent (as such term is defined by the New York Stock Exchange's listing standards). The Audit Committee convened twice during the fiscal year ended December 31, 2001. The Audit Committee advises the full Board of the Indonesia Fund with respect to accounting, auditing and financial matters affecting the Indonesia Fund. The Directors constituting the Indonesia Fund's Audit Committee also constitute the Indonesia Fund's

Nominating Committee, which is composed of Directors who are not interested persons of the Indonesia Fund. The Nominating Committee did not meet during the fiscal year ended December 31, 2001. The Nominating Committee selects and nominates new Non-Interested Directors. The Nominating Committee will consider nominees recommended by shareholders should a vacancy arise. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Indonesia Fund. The Indonesia Fund does not have a compensation committee.

                             AUDIT COMMITTEE REPORT

    The Indonesia Fund's Board has an Audit Committee. Pursuant to the Audit Committee Charter adopted by the Indonesia Fund's Board, the Audit Committee is responsible for conferring with the Indonesia Fund's independent public accountants, reviewing annual financial statements and recommending the selection of the Indonesia Fund's independent public accountants. The Audit Committee advises the full Board of the Indonesia Fund with respect to accounting, auditing and financial matters affecting the Indonesia Fund. The independent public accountants are responsible for planning and carrying out the proper audits and reviews of the Indonesia Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

    The Audit Committee has met with the Indonesia Fund's management to discuss, among other things, the Indonesia Fund's audited financial statements for the fiscal year ended December 31, 2001. The Audit Committee has also met with the Indonesia Fund's independent public accountants, PricewaterhouseCoopers LLP ("PwC"), and discussed with them certain matters required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented, including, but not limited to, the scope of the Indonesia Fund's audit, the Indonesia Fund's financial statements and the Indonesia Fund's accounting controls. The Audit Committee has received the written disclosures and the letter from PwC required by the Securities and Exchange Commission's (the "SEC") independence rules delineating relationships between the independent public accountants and the Indonesia Fund and the impact that any such relationships may have on the objectivity and independence of the independent public accountants. The Audit Committee has discussed with PwC their independence and has considered whether the provision of services by PwC to the Indonesia Fund and to CSAM, as more fully described below, was compatible with maintaining PwC's independence.

    The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Indonesia Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent public accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Indonesia Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

    Based upon these reviews and discussions, the Audit Committee recommended to the Indonesia Fund's Board that the Indonesia Fund's audited financial statements be included in the Indonesia Fund's

2001 Annual Report to Shareholders for the year ended December 31, 2001 and be mailed to shareholders and filed with the SEC.

  SUBMITTED BY THE AUDIT COMMITTEE OF THE INDONESIA FUND'S BOARD OF DIRECTORS

    Enrique R. Arzac
    Richard H. Francis
    Lawrence J. Fox

                         INDEPENDENT PUBLIC ACCOUNTANTS

    At a meeting held on February 13, 2002, the Indonesia Fund's Board, including the Non-Interested Directors, approved the selection of PwC for the fiscal year ending December 31, 2002. PwC has been the Indonesia Fund's independent public accountants since the Indonesia Fund commenced operations, and has informed the Indonesia Fund that it has no material direct or indirect financial interest in the Indonesia Fund. A representative of PwC will be available by telephone at the Meeting and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

    The following table shows the aggregate fees PwC billed to the Indonesia Fund, to CSAM and to any entity controlling, controlled by or under common control with CSAM that provides services to the Indonesia Fund for their professional services rendered for the fiscal year ended December 31, 2001.

                                                                                    CSAM AND
                                                              INDONESIA FUND   CERTAIN AFFILIATES
                                                              --------------   ------------------
Audit Fees..................................................     $32,800            $      0
Financial Information Systems Design and Implementation
  Fees......................................................     $     0            $      0
All Other Fees..............................................     $ 8,200            $460,000

COMPENSATION

    The following table shows certain compensation information for the Directors of the Indonesia Fund for the fiscal year ended December 31, 2001. All officers of the Indonesia Fund are employees of and are compensated by CSAM. None of the Indonesia Fund's executive officers or Directors who are also officers or directors of CSAM received any compensation from the Indonesia Fund for such period. The Indonesia Fund has no bonus, profit sharing, pension or retirement plans.

                                                                                       TOTAL
                                                                                 COMPENSATION FROM
                                                                 AGGREGATE        INDONESIA FUND
                                                             COMPENSATION FROM   AND FUND COMPLEX
NAME OF DIRECTOR                                              INDONESIA FUND     PAID TO DIRECTORS
----------------                                             -----------------   -----------------
Enrique R. Arzac...........................................       $8,500              $72,792
Richard H. Francis.........................................        8,500                8,500
Lawrence J. Fox............................................        8,500               38,292
James P. McCaughan*........................................            0                    0
William W. Priest, Jr......................................            0                    0

--------------
*   Subsequent to December 31, 2001, Mr. McCaughan resigned as Director.

    THE BOARD OF DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE INDONESIA FUND'S NOMINEES FOR DIRECTOR.

                             ADDITIONAL INFORMATION

GENERAL

    The costs of the Special Meeting for the Telecommunications Fund (estimated at $19,800 including the cost of preparing, printing and mailing the enclosed proxy, accompanying notice and Proxy Statement and all other costs incurred in connection with the solicitation of proxies) will be paid entirely by CSAM and/or its affiliates (and not by the Fund). The Indonesia Fund will pay one-half of the costs associated with its Annual Meeting (estimated at $29,600), with the remainder being paid by CSAM and/or its affiliates. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund, CSAM, Bear Stearns, or Georgeson Shareholder Communications, Inc. ("Georgeson"), a proxy solicitation firm that has been retained by the Fund and which will receive a fee of approximately $3,500 for each Fund and will be reimbursed for its reasonable expenses.

SHAREHOLDER PROPOSALS

    Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Indonesia Fund's proxy material relating to its 2003 annual meeting of shareholders, the shareholder proposal must be received by the Indonesia Fund no later than February 11, 2003. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of $2,000 and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Indonesia Fund's proxy materials.

    Pursuant to the By-laws of the Indonesia Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or
(iii) otherwise properly brought before the meeting by a shareholder.

    For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Indonesia Fund. To be timely, any such notice must be delivered to or mailed and received at The Indonesia Fund, Inc. c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, NY 10017 not later than 45 days before the date in the then current year corresponding to the date on which the Indonesia Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice or public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above.

    Any such notice by a shareholder shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Indonesia Fund's books, of the shareholder proposing such business, (iii) the class and number of shares of the capital stock of the Indonesia Fund which are beneficially owned by the shareholder, (iv) a representation that the shareholder is a holder of record of shares of the Indonesia Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business, (v) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such business and (vi) any material interest of the shareholder in such business.

    The Indonesia Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2003 annual meeting of shareholders not included in the proxy statement and form of proxy which are not submitted to the Indonesia Fund within the time-frame indicated above. Even if timely notice is received, the Indonesia Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to the Indonesia Fund on matters not specifically reflected on the form of proxy.

    SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

OTHER BUSINESS

    Management knows of no business to be presented to the Meetings, other than the matters set forth in this joint Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of a Fund.

                                        By Order of the Boards of Directors,

                                        /s/ Michael A. Pignataro
                                                  MICHAEL A. PIGNATARO
                                                       SECRETARY

                                        New York, New York
                                        June 10, 2002

    EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMI-ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUNDS BY CALLING 1-800-293-1232, BY WRITING TO THE RELEVANT FUND C/O CREDIT SUISSE ASSET MANAGEMENT, LLC AT
466 LEXINGTON AVENUE, 16TH FLOOR, NEW YORK, NEW YORK 10017, OR AT THE FUNDS' WEBSITE AT www.cefsource.com. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

                                                                      APPENDIX A

                                                    [INFORMATION TO BE PROVIDED]

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

                              OWNERS OF MORE THAN
                          5% OF THE OUTSTANDING SHARES
                                  OF THE FUND

                                                              NUMBER OF SHARES   PERCENT OF SHARES
NAME AND ADDRESS                                              OWNED OF RECORD       OUTSTANDING
----------------                                              ----------------   -----------------
Lazard Freres & Co. LLC* ...................................     1,623,118             15.0%
30 Rockefeller Plaza
New York, NY 10020

--------------

* As stated in Schedule 13G filed with the Securities and Exchange Commission on February 28, 2002.

                            THE INDONESIA FUND, INC.

                              OWNERS OF MORE THAN
                          5% OF THE OUTSTANDING SHARES
                                  OF THE FUND

                                                              NUMBER OF SHARES   PERCENT OF SHARES
NAME AND ADDRESS                                              OWNED OF RECORD       OUTSTANDING
----------------                                              ----------------   -----------------

                                                                      APPENDIX B

                   FORM OF SUB-INVESTMENT ADVISORY AGREEMENT
                                         , 2002

Credit Suisse Asset Management (Australia) Limited
Level 32, Gateway Building
1 Macquarie Place
SYDNEY NSW 2000

Dear Sir/Madam:

    The         Fund, Inc. (the "Fund"), a corporation organized and existing under the laws of the State of Maryland, and Credit Suisse Asset Management, LLC, as investment adviser to the Fund ("CSAM"), herewith confirms their agreement with Credit Suisse Asset Management (Australia) Limited (the "Sub-Adviser"), a company registered under the laws of the State of Victoria, as follows:

    1.  INVESTMENT DESCRIPTION; APPOINTMENT

    The Fund desires to employ the capital of the Fund by investing and reinvesting in securities of the kind and in accordance with the limitations specified in the Fund's Articles of Incorporation, as may be amended from time to time (the "Articles of Incorporation"), and in the Fund's Registration Statement, as from time to time in effect (the "Registration Statement") and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Fund. Copies of the Registration Statement and Articles of Incorporation have been or will be submitted to the Sub-Adviser. The Fund agrees to promptly provide the Sub-Adviser with copies of all amendments to the Registration Statement on an on-going basis. The Fund employs CSAM as its investment adviser. CSAM desires to employ and hereby appoints the Sub-Adviser to act as its sub-investment adviser upon the terms set forth in this Agreement. The Sub-Adviser accepts the appointment and agrees to furnish the services set forth below for the compensation provided for herein.

    2.  SERVICES AS SUB-INVESTMENT ADVISER

    (a) Subject to the supervision and direction of CSAM, the Sub-Adviser will provide investment advisory and portfolio management advice to all or that portion of the Fund's assets designated by CSAM from time to time (the "Assets") in accordance with (a) the Articles of Incorporation, (b) the Investment Company Act of 1940, as amended (the "1940 Act"), and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and all applicable Rules and Regulations of the Securities and Exchange Commission (the "SEC") and all other applicable laws and regulations, and (c) the Fund's investment objective and policies as stated in the Registration Statement and investment parameters provided by CSAM from time to time. In connection therewith, the Sub-Adviser will:

        (i) manage the Assets or furnish recommendations to manage the Assets in accordance with the Fund's investment objective and policies;

        (ii) make investment decisions or recommendations with respect to the Assets;

       (iii) if requested by CSAM will place purchase and sale orders for securities on behalf of the Fund with respect to the Assets;

        (iv) exercise voting rights with respect to the Assets if requested by CSAM; and

        (v) furnish CSAM and the Fund's Board of Directors with such periodic and special reports as the Fund or CSAM may reasonably request.

    In providing those services, the Sub-Adviser will, if requested by CSAM, provide investment research and supervision of the Assets and conduct a continued program of investment, evaluation and, if appropriate, sale and reinvestment of the Assets.

    (b) In connection with the performance of the services of the Sub-Adviser provided for herein, the Sub-Adviser may contract at its own expense with third parties for the acquisition of research, clerical services and other administrative services that would not require such parties to be required to register as an investment adviser under the Advisers Act; provided that the Sub-Adviser shall remain liable for the performance of its duties hereunder.

    3.  EXECUTION OF TRANSACTIONS

    (a) In executing transactions for the Assets, selecting brokers or dealers and negotiating any brokerage commission rates, the Sub-Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Sub-Adviser will consider all factors it deems relevant including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to the extent that the execution and price offered by more than one broker or dealer are comparable the Sub-Adviser may consider any brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Sub-Adviser or to CSAM for use on behalf of the Fund or other clients of the Sub-Adviser or CSAM.

    (b) It is understood that the services of the Sub-Adviser are not exclusive, and nothing in this Agreement shall prevent the Sub-Adviser from providing similar services to other investment companies or from engaging in other activities, provided that those activities do not adversely affect the ability of the Sub-Adviser to perform its services under this Agreement. The Fund and CSAM further understand and acknowledge that the persons employed by the Sub-Adviser to assist in the performance of its duties under this Agreement will not devote their full time to that service. Nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that doing so does not adversely affect the ability of the Sub-Adviser to perform its services under this Agreement.

    (c) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other investment advisory clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in a manner that is fair and equitable, in the judgment of the Sub-Adviser, in the exercise of its fiduciary obligations to the Fund and to such other clients. The Sub-Adviser shall provide to CSAM and the Fund all information reasonably requested by CSAM and the Fund relating to the decisions made by the Sub-Adviser regarding allocation of securities purchased or sold, as well as the expenses incurred in a transaction, among the Fund and the Sub-Adviser's other investment advisory clients.

    (d) In connection with the purchase and sale of securities for the Fund, the Sub-Adviser will provide such information as may be reasonably necessary to enable the custodian and co-administrators to perform their administrative and recordkeeping responsibilities with respect to the Fund

    4.  DISCLOSURE REGARDING THE SUB-ADVISER

    (a) The Sub-Adviser has reviewed the disclosure about the Sub-Adviser contained in the Fund's proxy statement used in seeking shareholder approval for this Agreement and represents and warrants that, with respect to such disclosure about the Sub-Adviser or information related, directly or indirectly, to the Sub-Adviser, such proxy statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein not misleading.

    (b) The Sub-Adviser agrees to notify CSAM and the Fund promptly of (i) any statement about the Sub-Adviser contained in the Registration Statement that becomes untrue in any material respect, (ii) any omission of a material fact about the Sub-Adviser in the Registration Statement which is required to be stated therein or necessary to make the statements contained therein not misleading, or (iii) any reorganization or change in the Sub-Adviser, including any change in its ownership or key employees .

    (c) Prior to the Fund or CSAM or any affiliated person (as defined in the 1940 Act, an "Affiliate") of either using or distributing sales literature or other promotional material referring to the Sub-Adviser ("Promotional Material"), the Fund or CSAM, where applicable, shall forward such material to the Sub-Adviser and shall allow the Sub-Adviser reasonable time to review the material. The Sub-Adviser will not act unreasonably in its review of Promotional Material and the Fund or CSAM, where applicable, will use all reasonable efforts to ensure that all Promotional Material used or distributed by or on behalf of the Fund or CSAM will comply with the requirements of the Advisers Act, the 1940 Act and the rules and regulations promulgated thereunder.

    (d) The Sub-Adviser has supplied CSAM and the Fund copies of its Form ADV with all exhibits and attachments thereto and will hereinafter supply CSAM and the Fund, promptly upon preparation thereof, copies of all amendments or restatements of such document.

    5.  REPRESENTATIONS AND WARRANTIES

    5.1 The Sub-Adviser represents and warrants that:

    (a) it is a duly registered investment adviser under the Advisers Act, a duly registered investment adviser in any and all states of the United States in which the Sub-Adviser is required to be so registered and has obtained all necessary licenses and approvals in order to perform the services provided in this Agreement. The Sub-Adviser covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement.

    (b) it has read and understands the Registration Statement and warrants that in investing the Fund's assets it will use all reasonable efforts to adhere to the Fund's investment objectives, policies and restrictions contained therein.

    (c) it has adopted a written Code of Ethics in compliance with Rule 17j-1 under the 1940 Act and will provide the Fund with any amendments to such Code.

    5.2 The Fund represents and warrants that:

    (a) it has full power to enter into the terms of this Agreement and to enter into transactions contemplated by this Agreement and that its entry into the Agreement nor the exercise by the Fund of its discretions or powers under this Agreement will result in any default under any contract or other agreement or instrument to which the Fund is a party, or any statute or rule, regulation or order of any governmental agency or body applicable to the Fund.

    (b) information which has been provided to the Sub-Adviser in relation to the Fund's status, residence and domicile for taxation purposes is complete and correct, and the Fund agrees to provide any further information properly required by any competent authority.

    (c) it will notify the Sub-Adviser promptly if there is any material change in any of the above information and will provide such other relevant information as the Sub-Adviser may reasonably request in order to fulfill its regulatory and contractual obligations. The Fund acknowledges that a failure to provide such information may adversely affect the quality of the services that the Sub-Adviser may provide.

    5.3 CSAM represents and warrants that:

    it has full power to enter into the terms of this Agreement and to enter into transactions contemplated by this Agreement and that neither its entry into the Agreement nor the exercise by CSAM of its discretions or powers under this Agreement will result in any default under any contract or other agreement or instrument to which CSAM is a party, or any statute or rule, regulation or order of any governmental agency or body applicable to CSAM.

    6.  COMPLIANCE

    (a) The Sub-Adviser agrees that it shall promptly notify CSAM and the Fund
(i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) in the event that there is a change in the Sub-Adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement or (iii) upon having a reasonable basis for believing that, as a result of the Sub-Adviser's investing the Fund's assets, the Fund's investment portfolio has ceased to adhere to the Fund's investment objectives, policies and restrictions as stated in the Registration Statement or is otherwise in violation of applicable law.

    (b) CSAM agrees that it shall promptly notify the Sub-Adviser in the event that the SEC has censured CSAM or the Fund; placed limitations upon any of their activities, functions or operations; suspended or revoked CSAM's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions.

    (c) The Fund and CSAM shall be given access to the records with respect to the Fund of the Sub-Adviser at reasonable times solely for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to the Sub-Adviser relating to its providing investment advisory services to the Fund, including without limitation records relating to trading by employees of the Sub-Adviser for their own accounts and on behalf of other clients, provided that such access does not constitute a breach of any obligation of client confidentiality held by the Sub-Adviser. The Sub-Adviser agrees to cooperate with the Fund and CSAM and their representatives in connection with any such monitoring efforts.

    7.  BOOKS AND RECORDS

    (a) In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified therein.

    (b) The Sub-Adviser hereby agrees to furnish to regulatory authorities having the requisite authority any information or reports in connection with services that the Sub-Adviser renders pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

    8.  PROVISION OF INFORMATION; PROPRIETARY AND CONFIDENTIAL INFORMATION

    (a) CSAM agrees that it will furnish to the Sub-Adviser information related to or concerning the Fund that the Sub-Adviser may reasonably request

    (b) The Sub-Adviser agrees on behalf of itself and its employees to treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, CSAM and prior, present or potential shareholders and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder except, where practicable, after prior notification to and approval in writing of the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply or when requested to divulge such information by duly constituted authorities.

    (c) The Sub-Adviser represents and warrants that neither it nor any affiliate will use the name of the Fund, CSAM or any of their affiliates in any prospectus, sales literature or other material in any manner without the prior written approval of the Fund or CSAM, as applicable.

    9.  STANDARD OF CARE

    [FOR THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC. ONLY]

    The Sub-Adviser shall exercise its best judgment in rendering the services described herein. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or CSAM in connection with the matters to which this Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund or CSAM or to shareholders of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement ("disabling conduct"). The Fund shall indemnify the Sub-Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) not resulting from disabling conduct by the Sub-Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Sub-Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Sub-Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither 'interested persons' of the Fund nor parties to the proceeding ('disinterested non-party directors') or (b) an independent legal counsel in a written opinion. The Sub-Adviser shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law. The Sub-Adviser shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Sub-Adviser shall provide security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of the full Board of Directors of the Fund, the members of which majority are disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Sub-Advisor will ultimately be found to be entitled to indemnification. The Fund and CSAM understand and agree that the Sub-Adviser may rely upon information furnished to it reasonably believed by the Sub-Adviser to be accurate and reliable and, except as herein provided, the Sub-Adviser shall not be accountable for loss suffered by the Fund by reason of such reliance of the Sub-Adviser.

    [FOR THE INDONESIA FUND, INC. ONLY]

    The Sub-Adviser shall exercise its best judgment in rendering the services described herein. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or CSAM in connection with the matters to which this Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund or CSAM or to shareholders of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement. The Fund and CSAM understand and agree that the Sub-Adviser may rely upon information furnished to it reasonably believed by the Sub-Adviser to be accurate and reliable and, except as herein provided, the Sub-Adviser shall not be accountable for loss suffered by the Fund by reason of such reliance of the Sub-Adviser.

    10.  COMPENSATION

    In consideration of the services rendered pursuant to this Agreement, CSAM will pay the Sub-Adviser such amounts as the parties may agree upon from time to time as set forth on Schedule A, as amended from time to time.

    11.  EXPENSES

    (a) The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement, which shall not include the Fund's expenses listed in paragraph 11(b).

    (b) The Fund will bear certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of CSAM or the Sub-Adviser or affiliates of any of them; fees of any pricing service employed to value assets of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses: costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Fund; and any extraordinary expenses.

    12.  TERM OF AGREEMENT

    This Agreement shall commence on the date first written above and shall continue for an initial two-year period commencing on the date first written above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by
(a) the Board of Directors of the Fund or (b) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, (i) by CSAM on 60 (sixty) days' written notice to the Fund and the Sub-Adviser, (ii) by the Board of Directors of the Fund or by vote of holders of a majority of the Fund's shares on 60 (sixty) days' written notice to CSAM and the Sub-Adviser, or (iii) by the Sub-Adviser upon 60 (sixty) days' written notice to the Fund and CSAM. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act) by any party hereto. In the event of termination of this Agreement for any reason, all records relating to the Fund kept by the Sub-Adviser shall promptly be returned to CSAM or the Fund, free from any claim or retention of rights in such records by the Sub-Adviser. In the event this Agreement is terminated or is not approved in the foregoing manner, the provisions contained in paragraph numbers 4(c), 7, 8 and 9 shall remain in effect.

    13.  AMENDMENTS

    No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (a) the holders of a majority of the outstanding voting securities of the Fund and (b) the Board of Directors of the Fund, including a majority of Directors who are not "interested persons" (as defined in the 1940
Act) of the Fund or of either party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

    14.  NOTICES

    14.1 All communications hereunder shall be given (a) if to the Sub-Adviser, to Credit Suisse Asset Management (Australia) Limited, Level 32, Gateway Building, 1 Macquarie Place, SYDNEY NSW AUSTRALIA Attention: Annete Golden), telephone: 612 8205 4080- facsimile: 612-8205 4993, email,
annette.k.golden@csam.com (b) if to CSAM, to Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017-3147 (Attention: Hal Liebes), telephone: (212) 875-3779, telecopy:

(646) 658-0817, and (c) if to the Fund, c/o Credit Suisse Funds, 466 Lexington Avenue, New York, New York 10017-3147, telephone: (212) 878-0600, telecopy:
(212) 878-9351 (Attention: President).

    14.2 The Sub-Adviser may rely on, and act without further enquiry upon, any instruction, notice or request of any person(s) who is or who the Sub-Adviser reasonably believes in good faith to be person(s) designated by CSAM or the Fund to give such instruction, notice or request, and further provided that such instruction, notice or request is made in writing and sent by original signed letter, facsimile or electronic means in accordance with the provisions of Clause 14.1.

    14.3 CSAM and the Fund will provide a list of person(s) who are authorized to give instructions and sign documents and take other actions in respect of the Assets. CSAM or the Fund shall notify the Sub-Adviser promptly of any amendment to such list and provide specimen signatures of new signatories, and the Sub-Adviser shall accept any such amendments.

    15.  CHOICE OF LAW

    This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York in the United States, including choice of law principles; provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or any applicable rules, regulations or orders of the SEC.

    16.  MISCELLANEOUS

    (a) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions herein or otherwise affect their construction or effect.

    (b) If any provision of this Agreement shall be held or made invalid by a court decision, by statute or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

    (c) Nothing herein shall be construed to make the Sub-Adviser an agent of CSAM or the Fund.

    (d) This Agreement may be executed in counterparts, with the same effect as if the signatures were upon the same instrument.

                               ******************

                            [SIGNATURE PAGE FOLLOWS]

    Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.

                                             Very truly yours,

                                             CREDIT SUISSE ASSET MANAGEMENT, LLC

                                             By:
                                                  ------------------------------------------
                                             Name: Hal Liebes
                                             Title: Managing Director

                                             THE         FUND, INC.

                                             By:
                                                  ------------------------------------------
                                             Name: Michael A. Pignataro
                                             Title: Chief Financial Officer

CREDIT SUISSE ASSET
MANAGEMENT (AUSTRALIA) LIMITED,
ABN 57 007 305 384, in accordance with its Articles of Association

---------------------------------
Director

---------------------------------
Director/Secretary

                                   SCHEDULE A

    [THE EMERGING MARKETS TELECOMMUNICATIONS FUND INC. ONLY]

    CSAM will pay the Sub-Adviser a fee of $480,000 (the "Total Fee"), one quarter of which shall be payable in U.S. dollars in arrears on the last business day of each calendar quarter. The fee for the first period during which this Agreement is in effect shall be pro-rated for the portion of the calendar quarter that the Agreement is in effect. The Total Fee shall be an aggregate fee paid for services rendered with respect to this Fund and such other Credit Suisse Funds, other than The Indonesia Fund, Inc., for which the Sub-Adviser has been appointed as such and which CSAM and the Sub-Adviser agree will be governed by this fee schedule.

    [THE INDONESIA FUND INC. ONLY]

    CSAM will pay the Sub-Adviser a quarterly fee equal to 100% of the net quarterly amount received by CSAM as the Fund's investment adviser. Such fee shall be payable in U.S. dollars in arrears on the last business day of each calendar quarter. The fee for the first period during which this Agreement is in effect shall be pro-rated for the portion of the calendar quarter that the Agreement is in effect. The fee shall be an aggregate fee paid for services rendered with respect to this Fund.

                                  [PROXY CARD]
               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
                              466 Lexington Avenue
                                   16th Floor
                            New York, New York 100017

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

I hereby appoint Michael A. Pignataro and Hal Liebes, each with the power of substitution, as proxies for the undersigned to vote the shares of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") as to which I am entitled to vote, as shown on the reverse side, at a Special Meeting of the Shareholders of the Fund (the "Meeting") to be held on July 26, 2002, at 3:00 p.m., Eastern Time, at the offices of the Fund, 466 Lexington Avenue, 16th Floor, New York, New York 10017, and any adjournments thereof.

                                 [REVERSE SIDE]

|X|  PLEASE MARK VOTES
     AS IN THIS EXAMPLE



THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 1.

   THIS PROXY WHEN                                                                            For      Against    Abstain
  PROPERLY EXECUTED             1)  To approve the Sub-Investment                             | |        | |        | |
 WILL BE VOTED IN THE               Advisory Agreement among the Fund,
   MANNER DIRECTED                  Credit Suisse Asset Management, LLC
    HEREIN BY THE                   and Credit Suisse Asset Management
     UNDERSIGNED                    (Australia) Limited.
 SHAREHOLDER. IF NO
DIRECTION IS MADE, THIS
  PROXY WILL BE VOTED
   "FOR" PROPOSAL 1.
                                2)  To transact such other business as may properly come
                                    before the Meeting or any adjournment thereof.

                                           MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT
                                           | |

Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature:  ___________________                         Date:  ________


Signature:  ___________________                         Date:  ________

DETACH CARD

                                  [PROXY CARD]
                            THE INDONESIA FUND, INC.
                              466 Lexington Avenue
                                   16th Floor
                            New York, New York 100017

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

I hereby appoint Michael A. Pignataro and Hal Liebes, each with the power of substitution, as proxies for the undersigned to vote the shares of The Indonesia Fund, Inc. (the "Fund") as to which I am entitled to vote, as shown on the reverse side, at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held on July 26, 2002, at 3:30 p.m., Eastern Time, at the offices of the Fund, 466 Lexington Avenue, 16th Floor, New York, New York 10017, and any adjournments thereof.

                                 [REVERSE SIDE]

|X|    PLEASE MARK VOTES
       AS IN THIS EXAMPLE

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

   THIS PROXY WHEN                                                                                           For    Against  Abstain
  PROPERLY EXECUTED       1)   To approve the Sub-Investment Advisory Agreement among the Fund,              | |      | |      | |
 WILL BE VOTED IN THE          Credit Suisse Asset Management, LLC and Credit Suisse Asset
   MANNER DIRECTED             Management  (Australia) Limited.
    HEREIN BY THE
     UNDERSIGNED
  SHAREHOLDER. IF NO
DIRECTION IS MADE, THIS
  PROXY WILL BE VOTED
 "FOR" PROPOSALS 1 AND
          2.
                          2)   Election of the following nominees as Directors:
                               Nominee:  (01)  Lawrence J. Fox (three-year term)
                                         (02)  Laurence R. Smith (three-year term)

                               | |  FOR the nominees listed above (except as marked to the contrary above)

                               | |  WITHHOLD AUTHORITY to vote for  the nominees listed above

                               (INSTRUCTION: To withhold authority for any individual nominee, strike a line through such individual's name above.)

                          3)   To transact such other business as may properly come before the Meeting or any adjournment thereof.

                                      MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT
                                      | |

Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature:  ___________________                         Date:  ________


Signature:  ___________________                         Date:  ________


DETACH CARD